FOR IMMEDIATE RELEASE McCORMICK REPORTS FIRST QUARTER PERFORMANCE AND REAFFIRMS 2023 OUTLOOK HUNT VALLEY, Md., March 28, 2023 - McCormick & Company, Incorporated (NYSE:MKC), a global leader in flavor, today reported financial results for the first quarter ended February 28, 2023 and reaffirmed its financial outlook for fiscal year 2023. • Sales increased 3% in the first quarter from the year-ago period. In constant currency, sales increased 5%. Both comparisons include a 2% unfavorable impact from the Company's Kitchen Basics divestiture, the exit of the Company's Consumer business in Russia, and lower China consumption due to COVID-related disruption. • Operating income was $199 million in the first quarter compared to $207 million in the year-ago period. Adjusted operating income of $227 million was comparable to the first quarter of 2022. In constant currency, adjusted operating income increased 2% from the year-ago period. • Earnings per share was $0.52 in the first quarter as compared to $0.57 in the year-ago period. Adjusted earnings per share was $0.59 as compared to $0.63 in the year-ago period. • For fiscal year 2023, McCormick reaffirmed its sales, operating income, and earnings per share outlook. Chairman and CEO's Remarks Lawrence E. Kurzius, Chairman and CEO, stated, “We delivered solid first quarter results which reflect strong demand and early results from our actions to increase our profit realization in 2023. Our first quarter record sales performance reflects the strength of our broad global portfolio and the effective execution of our strategies. Our Global Operating Effectiveness (GOE) program is yielding results with first quarter cost savings in line with our expectations. The progress we are making on gross margin improvement reflects the level of urgency with which we are addressing the pressure points from last year. These results, combined with the strong demand we continue to expect across our portfolio and our diligent approach to optimizing our cost structure, bolster our confidence in delivering our 2023 full year outlook. “In the first quarter, we drove 5% constant currency sales growth with strong underlying business performance tempered by the impacts of our Kitchen Basics divestiture, COVID-related disruption in China, and the exit of our Consumer business in Russia. Our Flavor Solutions segment sales growth was outstanding with continued momentum across all three regions. The underlying performance of our Consumer segment, excluding the Kitchen Basics, China, and Russia impacts, reflects strong growth led by the Americas region. Importantly, beginning in the second quarter, as we lap the exit of our Consumer business in Russia and the impact of last year's COVID-related shutdowns in China, we expect an acceleration of our Consumer segment growth. “We drove considerable improvement in our gross margin performance in the first quarter, despite experiencing the highest cost inflation we expect for the year as well as continued elevated costs in our Flavor Solutions segment to meet high demand. Our gross margin reflects the continued recovery of the cost inflation our pricing lagged last year as well as cost savings from our CCI and GOE programs. The optimization of our costs through our GOE program is progressing as planned. We expect the impact of our GOE program to scale-up as the year progresses and we remain on track to realize $75 million of cost savings in 2023 resulting from our actions to normalize our supply chain costs and to streamline our organization. “As we look ahead to the balance of the year, we will continue to focus on capitalizing on strong demand, optimizing our cost structure, and positioning McCormick to deliver sustainable growth and long-term shareholder value. We have strong growth plans in place, including building momentum with our new products and heat platform, and are delivering on our commitment to increasing our profit realization. We are confident, with the successful execution of our proven strategies, we will drive profitable growth in 2023. “I want to recognize McCormick employees around the world as they drive our momentum and success. I want to also thank all our customers, suppliers and investors for their collaboration and patience as we move beyond the unique environment we have been operating in since the onset of the pandemic. The fundamentals that drove our historical financial performance remain strong and we are confident we will continue to not only deliver strong sales growth, but also drive total shareholder return at an industry-leading pace.” First Quarter 2023 Results McCormick reported 3% sales growth in the first quarter from the year-ago period, or 5% in constant currency. Constant currency sales growth reflected an 11% increase from pricing actions partially offset by a 2% volume decline from the Kitchen Basics divestiture, lower China consumption due to COVID-related disruption, and the exit of the Consumer business in Russia, as well as a 3% decline in all other volume and product mix.

Gross profit margin declined 80 basis points versus the first quarter of last year. This decline was driven by higher cost inflation and other supply chain costs partially offset by pricing actions and cost savings led by the Company's Comprehensive Continuous Improvement (CCI) and GOE programs. Selling, general, and administrative expenses were comparable to the year-ago period with higher distribution costs offset by CCI-led and GOE cost savings as well as lower brand marketing and employee benefit expenses. Operating income declined to $199 million in the first quarter of 2023 compared to $207 million in the first quarter of 2022 driven by higher special charges. Excluding special charges, as well as integration expenses in 2022, adjusted operating income of $227 million was comparable to the year-ago period. In constant currency, adjusted operating income increased 2% in the first quarter from the year-ago period driven by the favorable impact of higher sales partially offset by gross margin compression. Earnings per share was $0.52 in the first quarter of 2023 compared to $0.57 in the first quarter of 2022. Special charges lowered earnings per share by $0.07 in the first quarter of 2023 compared to $0.06 in the year-ago period. Excluding these impacts, adjusted earnings per share was $0.59 in the first quarter of 2023 compared to $0.63 in the year-ago period. This decrease was driven by higher interest expense and a higher adjusted effective tax rate. Net cash provided by operating activities in the first quarter of 2023 was $103 million compared to $18 million in the first quarter of 2022. The increase was primarily driven by lower incentive compensation payments. Fiscal Year 2023 Financial Outlook For fiscal year 2023, McCormick reaffirmed its financial outlook which was previously issued with the Company’s fourth quarter 2022 results on January 26, 2023. McCormick's broad and advantaged global flavor portfolio enables the Company to meet the rising demand for flavor around the world. The Company is capitalizing on the growing consumer interests in healthy and flavorful cooking, digital engagement, valuing trusted brands, and purpose-minded practices. This, coupled with the breadth and reach of McCormick's portfolio and its proven strategies, positions the Company to sustainably continue its growth trajectory. McCormick expects strong underlying business performance in 2023 driven by sales growth. The Company also expects a favorable impact to operating income from its GOE program and the lapping of the negative impact of the COVID-related disruptions in China in 2022, partially offset by the Kitchen Basics divestiture and an expected increase in employee incentive compensation expenses given the expected improvement in underlying business performance. In addition, the Company expects earnings per share growth will be tempered by higher interest expense and a higher projected effective tax rate compared to 2022. Excluding this interest and tax headwind, McCormick's operating performance growth is expected to be strong. The Company expects minimal impact on net sales, operating income, and earnings per share from currency rates in 2023. In 2023, McCormick expects to grow sales by 5% to 7% compared to 2022. The Company expects sales growth to be driven primarily by pricing actions, which in conjunction with cost savings, are expected to offset inflationary pressures. McCormick also expects to drive continued growth through the strength of its brands, as well as brand marketing, new products, category management, and differentiated customer engagement plans. Operating income in 2023 is expected to grow by 10% to 12% from $864 million in 2022. The Company anticipates approximately $50 million of special charges in 2023 that relate to previous organizational and streamlining actions. Excluding the impact of special charges and integration expenses in 2023 and 2022, adjusted operating income is expected to increase 9% to 11%. McCormick projects 2023 earnings per share to be in the range of $2.42 to $2.47, compared to $2.52 of earnings per share in 2022. The Company expects special charges to lower earnings per share by $0.14 in 2023. Excluding these impacts, the Company projects 2023 adjusted earnings per share to be in the range of $2.56 to $2.61, compared to $2.53 of adjusted earnings per share in 2022, which represents an expected increase of 1% to 3%. This reflects strong operating performance, partially offset by an 8% headwind from higher interest expense due to the higher interest-rate environment and lapping the impact of an optimization of the Company’s debt portfolio last year, as well as a 1% headwind from an anticipated increase in the Company's projected adjusted effective tax rate. For fiscal 2023, the Company expects strong cash flow driven by profit and working capital initiatives and anticipates returning a significant portion of cash flow to shareholders through dividends. Business Segment Results Consumer Segment (in millions) Three months ended 2/28/2023 2/28/2022 Net sales $ 909.5 $ 926.1 Operating income, excluding special charges, transaction and integration expenses 173.4 167.0 Consumer segment sales declined 2% from the first quarter of 2022. In constant currency, sales increased 1% reflecting a 9% increase from pricing actions partially offset by a 3% volume decline from the Kitchen Basics divestiture, lower China consumption due to COVID-related disruption and the exit of the Consumer business in Russia, as well as a 5% decline in all other volume and product mix. Consumer segment growth was driven by the Americas region.

• Consumer sales in the Americas increased 3% from the first quarter of 2023, or 4% in constant currency. The increase was driven by pricing actions partially offset by lower volume and product mix, including a 2% decline from the Kitchen Basics divestiture. • Consumer sales in Europe, Middle East and Africa (EMEA) declined 9% compared to the year-ago period. In constant currency, sales decreased 2% with lower volume and product mix partially offset by pricing actions. The sales decline includes a 4% unfavorable impact from lower sales in Russia. • Consumer sales in the Asia/Pacific region declined 15% compared to the year-ago period. In constant currency, sales declined 8% driven by a decline in volume partially offset by pricing actions. The combination of lower volume in China due to COVID-related disruptions and the exit of lower margin business in India drove an 11% reduction in volume. Consumer segment operating income, excluding transaction and integration expenses, as well as special charges, increased 4% in the first quarter of 2023 compared to the year-ago period. In constant currency, operating income increased 6%. Pricing actions, CCI-led and GOE cost savings more than offset the impact of higher cost inflation and distribution expenses as well as lower volume. Flavor Solutions Segment (in millions) Three months ended 2/28/2023 2/28/2022 Net sales $ 656.0 $ 596.3 Operating income, excluding special charges, transaction and integration expenses 53.4 60.1 Flavor Solutions segment sales increased 10% from the first quarter of 2022. In constant currency, the outstanding sales growth of 12% reflected a 13% increase from pricing actions and a 1% decline in volume and product mix. Flavor Solutions growth was led by the Americas and EMEA regions. • In the Americas, Flavor Solutions sales rose 13% compared to the first quarter of 2022. In constant currency, sales increased 12% with pricing actions offset by lower volume and product mix. • The EMEA region's Flavor Solutions sales increased 7% compared to the first quarter of 2022. In constant currency, sales increased 17% with pricing actions partially offset by lower volume and product mix.

• The Asia/Pacific region's Flavor Solutions sales declined 1% compared to the first quarter of 2022. In constant currency, sales increased 5%. This increase was driven by pricing actions partially offset by lower volume and product mix. Flavor Solutions segment operating income, excluding transaction and integration expenses, as well as special charges, was 11% lower in the first quarter of 2022 compared to the year-ago period, with minimal impact from currency. The decrease was driven by higher cost inflation, elevated costs to meet high demand, and spending related to supply chain investments. These impacts were partially offset by higher sales, pricing actions, and CCI-led and GOE cost savings. Non-GAAP Financial Measures The tables below include financial measures of adjusted operating income, adjusted operating income margin, adjusted income tax expense, adjusted income tax rate, adjusted net income and adjusted diluted earnings per share. These represent non-GAAP financial measures which are prepared as a complement to our financial results prepared in accordance with United States generally accepted accounting principles. These financial measures exclude the impact, as applicable, of the following: Special charges – In our consolidated income statement, we include a separate line item captioned “Special charges” in arriving at our consolidated operating income. Special charges consist of expenses and income associated with certain actions undertaken by the Company to reduce fixed costs, simplify or improve processes, and improve our competitiveness and are of such significance in terms of both up-front costs and organizational/structural impact to require advance approval by our Management Committee. Expenses associated with the approved action are classified as special charges upon recognition and monitored on an on-going basis through completion. Transaction and integration expenses – We exclude certain costs associated with our acquisitions and their subsequent integration into the Company. Such costs, which we refer to as “Transaction and integration expenses”, include transaction costs associated with each acquisition, as well as integration costs following the respective acquisition, including the impact of the acquisition date fair value adjustment for inventories, together with the impact of discrete tax items, if any, directly related to each acquisition. Gain on sale of Kitchen Basics - We exclude the gain realized upon our sale of the Kitchen Basics business in August 2022. As more fully described in note 17 in our Annual Report on Form 10-K for the year ended November 30, 2022, the pre-tax gain associated with the sale was $49.6 million and is included in Other income, net in our consolidated income statement for the year ended November 30, 2022. We believe that these non-GAAP financial measures are important. The exclusion of the items noted above provides additional information that enables enhanced comparisons to prior periods and, accordingly, facilitates the development of future projections and earnings growth prospects. This information is also used by management to measure the profitability of our ongoing operations and analyze our business performance and trends.

These non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but they should not be considered a substitute for, or superior to, GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies because other companies may not calculate them in the same manner that we do. We intend to continue to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP financial measures to the related GAAP financial measures is provided below: (in millions except per share data) Three Months Ended 2/28/2023 2/28/2022 Operating income $ 199.0 $ 206.9 Impact of transaction and integration expenses — 0.7 Impact of special charges 27.8 19.5 Adjusted operating income $ 226.8 $ 227.1 % decrease versus year-ago period (0.1) % Adjusted operating income margin (1) 14.5% 14.9 % Income tax expense $ 34.4 $ 34.4 Impact of transaction and integration expenses — 0.2 Impact of special charges 6.5 4.9 Adjusted income tax expense $ 40.9 $ 39.5 Adjusted income tax rate (2) 21.8% 19.7 % Net income $ 139.1 $ 154.9 Impact of transaction and integration expenses — 0.5 Impact of special charges 21.3 14.6 Adjusted net income $ 160.4 $ 170.0 % decrease versus year-ago period (5.6) % Earnings per share - diluted $ 0.52 $ 0.57 Impact of special charges 0.07 0.06 Adjusted earnings per share - diluted $ 0.59 $ 0.63 % decrease versus year-ago period (6.3) % (1) Adjusted operating income margin is calculated as adjusted operating income as a percentage of net sales for each period presented. (2) Adjusted income tax rate is calculated as adjusted income tax expense as a percentage of income from consolidated operations before income taxes excluding transaction and integration expenses and special charges of $187.3 million and $200.2 million for the three months ended February 28, 2023 and 2022, respectively.

Because we are a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. Those changes have been volatile over the past several years. The exclusion of the effects of foreign currency exchange, or what we refer to as amounts expressed “on a constant currency basis”, is a non-GAAP measure. We believe that this non- GAAP measure provides additional information that enables enhanced comparison to prior periods excluding the translation effects of changes in rates of foreign currency exchange and provides additional insight into the underlying performance of our operations located outside of the U.S. It should be noted that our presentation herein of amounts and percentage changes on a constant currency basis does not exclude the impact of foreign currency transaction gains and losses (that is, the impact of transactions denominated in other than the local currency of any of our subsidiaries in their local currency reported results). Percentage changes in sales and adjusted operating income expressed on a constant currency basis are presented excluding the impact of foreign currency exchange. To present this information for historical periods, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in the average foreign currency exchange rate between the current fiscal period and the corresponding period of the comparative year. Rates of constant currency growth (decline) follow:

Three Months Ended February 28, 2023 Percentage Change as Reported Impact of Foreign Currency Exchange Percentage Change on Constant Currency Basis Net sales Consumer Segment Americas 3.3% (0.5)% 3.8% EMEA (8.8)% (6.7)% (2.1)% Asia/Pacific (15.1)% (7.0)% (8.1)% Total Consumer segment (1.8)% (2.6)% 0.8% Flavor Solutions Segment Americas 12.7% 0.5% 12.2% EMEA 6.8% (10.0)% 16.8% Asia/Pacific (1.1)% (6.2)% 5.1% Total Flavor Solutions segment 10.0% (2.3)% 12.3% Total net sales 2.8% (2.5)% 5.3% Adjusted operating income Consumer segment 3.8% (2.3)% 6.1% Flavor Solutions segment (11.1)% (0.4)% (10.7)% Total adjusted operating income (0.1)% (1.8)% 1.7% To present "constant currency" information for the fiscal year 2023 projection, projected sales and adjusted operating income for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the company's budgeted exchange rates for 2023 and are compared to the 2022 results, translated into U.S. dollars using the same 2023 budgeted exchange rates, rather than at the average actual exchange rates in effect during fiscal year 2022. To estimate the percentage change in adjusted earnings per share on a constant currency basis, a similar calculation is performed to arrive at adjusted net income divided by historical shares outstanding for fiscal year 2022 or projected shares outstanding for fiscal year 2023, as appropriate. The following provides a reconciliation of our estimated earnings per share to adjusted earnings per share for 2023 and actual results for 2022: Twelve Months Ended 2023 Projection 11/30/22 Earnings per share - diluted $2.42 to $2.47 $ 2.52 Impact of transaction and integration expenses — 0.01 Impact of special charges 0.14 0.14 Impact of after-tax gain on sale of Kitchen Basics — (0.14) Adjusted earnings per share - diluted $2.56 to $2.61 $ 2.53

Live Webcast As previously announced, McCormick will hold a conference call with analysts today at 8:00 a.m. ET. The conference call will be webcast live via the McCormick website. Go to ir.mccormick.com and follow directions to listen to the call and access the accompanying presentation materials. At this same location, a replay of the call will be available following the live call. Past press releases and additional information can be found at this address. Forward-Looking Information Certain information contained in this release, including statements concerning expected performance, such as those relating to net sales, gross margin, earnings, cost savings, special charges, acquisitions, brand marketing support, volume and product mix, income tax expense and the impact of foreign currency rates are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan” and similar expressions. These statements may relate to: the impact of the COVID-19 pandemic on our business, suppliers, consumers, customers, and employees; disruptions or inefficiencies in the supply chain, including any impact of COVID-19; the expected results of operations of businesses acquired by the company; the expected impact of the inflationary cost environment, including commodity, packaging materials and transportation costs on our business; the expected impact of pricing actions on the company's results of operations and gross margins; the impact of price elasticity on our sales volume and mix; the expected impact of factors affecting our supply chain, including transportation capacity, labor shortages, and absenteeism; the expected impact of productivity improvements, including those associated with our Comprehensive Continuous Improvement (CCI) program, streamlining actions, including our GOE program, and global enablement initiative; the impact of the ongoing conflict between Russia and Ukraine, including the potential for broader economic disruption; expected working capital improvements; expectations regarding growth potential in various geographies and markets, including the impact from customer, channel, category, and e-commerce expansion; expected trends in net sales and earnings performance and other financial measures; the expected timing and costs of implementing our business transformation initiative, which includes the implementation of a global enterprise resource planning (ERP) system; the expected impact of accounting pronouncements; the expectations of pension and postretirement plan contributions and anticipated charges associated with those plans; the holding period and market risks associated with financial instruments; the impact of foreign exchange fluctuations; the adequacy of internally generated funds and existing sources of liquidity, such as the availability of bank financing; the anticipated sufficiency of future cash flows to enable the payments of interest and repayment of short- and long-term debt, working capital needs, planned capital expenditures, as well as quarterly dividends and the ability to obtain additional short- and long-term financing or issue additional debt securities; and expectations regarding purchasing shares of McCormick's common stock under the existing repurchase authorization. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: the company's ability to drive revenue growth; the company's ability to increase pricing to offset, or partially offset, inflationary pressures on the cost of our products; damage to the company's reputation or brand name; loss of brand relevance; increased private label use; the company's ability to drive productivity improvements, including those related to our CCI program and streamlining actions, including our GOE program; product quality, labeling, or safety concerns; negative publicity about our products; actions by, and the financial condition of, competitors and customers; the longevity of mutually beneficial relationships with our large customers; the ability to identify, interpret and react to changes in consumer preference and demand; business interruptions due to natural disasters, unexpected events or public health crises, including COVID-19; issues affecting the company's supply chain and procurement of raw materials, including fluctuations in the cost and availability of raw and packaging materials; labor shortage, turnover and labor cost increases; the impact of the ongoing conflict between Russia and Ukraine, including the potential for broader economic disruption; government regulation, and changes in legal and regulatory requirements and enforcement practices; the lack of successful acquisition and integration of new businesses; global economic and financial conditions generally, including stability of financial institutions, availability of financing, interest and inflation rates, and the imposition of tariffs, quotas, trade barriers and other similar restrictions; foreign currency fluctuations; the effects of increased level of debt service following the Cholula and FONA acquisitions as well as the effects that such increased debt service may have on the company's ability to borrow or the cost of any such additional borrowing, our credit rating, and our ability to react to certain economic and industry conditions; risks associated with the phase-out of LIBOR; impairments of indefinite-lived intangible assets; assumptions we have made regarding the investment return on retirement plan assets, and the costs associated with pension obligations; the stability of credit and capital markets; risks associated with the company's information technology systems, including the threat of data breaches and cyber- attacks; the company's inability to successfully implement our business transformation initiative; fundamental changes in tax laws; including interpretations and assumptions we have made, and guidance that may be issued, and volatility in our effective tax rate; climate change; Environmental, Social and Governance (ESG) matters; infringement of intellectual property rights, and those of customers; litigation, legal and administrative proceedings; the company's inability to achieve expected and/or needed cost savings or margin improvements; negative employee relations; and other risks described in the company's filings with the Securities and Exchange Commission. Actual results could differ materially from those projected in the forward-looking statements. The company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. About McCormick McCormick & Company, Incorporated is a global leader in flavor. With over $6 billion in annual sales across 170 countries and territories, we manufacture, market and distribute spices, seasoning mixes, condiments and other flavorful products to the entire food industry including e-commerce channels, grocery, food manufacturers and foodservice businesses. Our most popular brands with trademark registrations include McCormick, French’s, Frank’s RedHot, Stubb’s, OLD BAY, Lawry’s, Zatarain’s, Ducros, Vahiné, Cholula, Schwartz, Kamis, DaQiao, Club House, Aeroplane and Gourmet

Garden. Every day, no matter where or what you eat or drink, you can enjoy food flavored by McCormick. Founded in 1889 and headquartered in Hunt Valley, Maryland USA, McCormick is guided by our principles and committed to our Purpose – To Stand Together for the Future of Flavor. McCormick envisions A World United by Flavor where healthy, sustainable and delicious go hand in hand. To learn more, visit www.mccormickcorporation.comor follow McCormick & Company on Twitter, Instagram and LinkedIn. # # # For information contact: Investor Relations: Kasey Jenkins - kasey_jenkins@mccormick.com Corporate Communications: Lori Robinson - lori_robinson@mccormick.com (Financial tables follow)

First Quarter Report McCormick & Company, Incorporated Consolidated Income Statement (Unaudited) (In millions except per-share data) Three months ended February 28, 2023 February 28, 2022 Net sales $ 1,565.5 $ 1,522.4 Cost of goods sold 1,002.6 962.0 Gross profit 562.9 560.4 Gross profit margin 36.0% 36.8 % Selling, general and administrative expense 336.1 333.3 Transaction and integration expenses — 0.7 Special charges 27.8 19.5 Operating income 199.0 206.9 Interest expense 50.6 33.1 Other income, net 11.1 6.2 Income from consolidated operations before income taxes 159.5 180.0 Income tax expense 34.4 34.4 Net income from consolidated operations 125.1 145.6 Income from unconsolidated operations 14.0 9.3 Net income $ 139.1 $ 154.9 Earnings per share - basic $ 0.52 $ 0.58 Earnings per share - diluted $ 0.52 $ 0.57 Average shares outstanding - basic 268.2 267.8 Average shares outstanding - diluted 269.8 270.5

First Quarter Report McCormick & Company, Incorporated Consolidated Balance Sheet (Unaudited) (In millions) February 28, 2023 November 30, 2022 Assets Cash and cash equivalents $ 356.8 $ 334.0 Trade accounts receivable, net 571.0 573.7 Inventories 1,344.6 1,340.1 Prepaid expenses and other current assets 138.9 138.9 Total current assets 2,411.3 2,386.7 Property, plant and equipment, net 1,225.2 1,198.0 Goodwill 5,229.7 5,212.9 Intangible assets, net 3,381.7 3,387.9 Investments and other assets 957.5 939.4 Total assets $ 13,205.4 $ 13,124.9 Liabilities Short-term borrowings and current portion of long-term debt $ 1,586.0 $ 1,507.3 Trade accounts payable 1,124.3 1,171.0 Other accrued liabilities 610.7 754.1 Total current liabilities 3,321.0 3,432.4 Long-term debt 3,619.8 3,642.3 Deferred taxes 866.7 866.3 Other long-term liabilities 510.2 484.7 Total liabilities 8,317.7 8,425.7 Shareholders’ equity Common stock 2,152.1 2,138.6 Retained earnings 3,155.1 3,022.5 Accumulated other comprehensive loss (437.1) (480.6) Total McCormick shareholders' equity 4,870.1 4,680.5 Non-controlling interests 17.6 18.7 Total shareholders’ equity 4,887.7 4,699.2 Total liabilities and shareholders’ equity $ 13,205.4 $ 13,124.9

First Quarter Report McCormick & Company, Incorporated Consolidated Cash Flow Statement (Unaudited) (In millions) Three Months Ended February 28, 2023 February 28, 2022 Operating activities Net income $ 139.1 $ 154.9 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 47.8 49.0 Stock-based compensation 11.8 11.1 Income from unconsolidated operations (14.0) (9.3) Changes in operating assets and liabilities (net of businesses acquired and disposed) Trade accounts receivable 9.7 33.2 Inventories (0.2) (49.9) Trade accounts payable (54.8) 5.2 Other assets and liabilities (49.9) (185.5) Dividends from unconsolidated affiliates 13.9 9.2 Net cash flow provided by operating activities 103.4 17.9 Investing activities Capital expenditures (including software) (61.5) (43.7) Net cash flow used in investing activities (61.5) (43.7) Financing activities Short-term borrowings, net 67.9 97.3 Long-term debt repayments (3.6) (3.5) Proceeds from exercised stock options 5.2 30.3 Taxes withheld and paid on employee stock awards (6.1) (12.0) Common stock acquired by purchase (3.5) (8.7) Dividends paid (104.6) (99.0) Net cash flow (used in) provided by financing activities (44.7) 4.4 Effect of exchange rate changes on cash and cash equivalents 25.6 8.1 Increase (decrease) in cash and cash equivalents 22.8 (13.3) Cash and cash equivalents at beginning of period 334.0 351.7 Cash and cash equivalents at end of period $ 356.8 $ 338.4